UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2016

MICROPHASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55382	06-0710848
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Trap Falls Road Extension, Suite 400, Shelton, CT	06484
(Address of principal executive offices)	(Zip Code)

(203) 866-8000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 23, 2016, Microphase Corporation (the “Company”), issued those certain promissory notes (the “Notes”) in the principal amount of $180,000 pursuant to those certain Note Purchase Agreements (the “Note Purchase Agreements”) between the Company and certain purchasers introduced by Spartan Capital Securities, LLC (“Spartan”), placed pursuant to that certain Selling Agreement between the Company and Spartan. The Notes have an interest rate of 10% and will be repaid as follows: (i) in the event that the public offering of the Company’s securities closes prior to the first anniversary of the issuance date of such Note, the amount that is equal to (A) the entire original principal amount of such Note multiplied by 1.25 plus (B) the interest on the entire outstanding principal amount, if any, accrued quarterly, every 90 days, beginning on the date that is 90 days from the issuance date of such Note, will be due and payable by no later than five days from the date of the closing of the Company’s contemplated public offering (the “Offering”); or (ii) in the event that the Offering has not closed prior to the first anniversary of the issuance date of such Note, on such first anniversary of the issuance date of such Note, the amount that is equal to (A) the amount that is equal to the entire original principal amount of such Note multiplied by 1.25, plus (B) the interest on the entire outstanding principal amount accrued quarterly, every 90 days, beginning on the date that is 90 days from the issuance date of such Note, will be due and payable. In the event that the Offering closes on a date that is sooner than 90 days from the issuance date of the Notes, no interest will accrue.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Note, form of Note Purchase Agreement and Selling Agreement, copies of which are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Promissory Note (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2016)
10.1	Form of Note Purchase Agreement (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2016)
10.2

Selling Agreement by and between Microphase Corporation and Spartan Capital Securities, LLC dated October 13, 2016 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROPHASE CORPORATION

Date: December 30, 2016	By:	/s/ Michael Ghadaksaz
Michael Ghadaksaz Chief Executive Officer